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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 0R 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) August 22, 2005

                              SiVault Systems, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

       0-30711                                              98-0209119
 ------------------                            ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

2665 North First Street, Suite 300, San Jose, CA                    95134
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

                                 (408) 321-5100
                         ------------------------------
               Registrant's telephone number, including area code

         -------------------------------------------------------------
         (Former name or Former Address, If Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 7 - REGULATION FD.

ITEM 7.01. REGULATION FD DISCLOSURE.

On August 22, 2005, SiVault Systems, Inc. announced a reduction in work force and a restructuring plan set forth in the press release in an Exhibit hereto.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements

         Not applicable.

(b)      Pro Forma Financial Information

         Not applicable.

(c)      Exhibits:

99.1     Press release issued on August 22, 2005*


*  Filed herewith




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           SIVAULT SYSTEMS, INC.


                                           /s/ Wayne Taylor
                                           -----------------------
                                           Wayne Taylor
                                           Interim Chief Financial Officer


Date:  August 24, 2005


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                                  EXHIBIT INDEX


Exhibit:
--------

99.1     Press Release issued on August 22, 2005*


*  Filed herewith